UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2014

TD Ameritrade Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-35509	82-0543156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South 108th Avenue Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (402) 331-7856

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition
Item 7.01.	Regulation FD Disclosure

On June 12, 2014, the Registrant issued a news release disclosing, among other things, order flow revenue for the fiscal years ended September 30, 2013, 2012 and 2011. That news release is Exhibit 99.1 to this report and is incorporated into this item by this reference to it.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description

99.1	News release issued by the Registrant on June 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 12, 2014	TD AMERITRADE HOLDING CORPORATION

By: /s/ WILLIAM J. GERBER
William J. Gerber
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	News release issued by the Registrant on June 12, 2014

4